Exhibit 99.1

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors to assist in monitoring:

1.	The integrity of the Company’s financial reporting;
2.	The Company’s compliance with legal and regulatory requirements regarding financial reporting practices; and
3.	The independence and performance of the Company’s independent accountants, the performance of the Company’s internal audit function, and the performance of the Company’s financial management.

Composition And Qualifications

The Audit Committee shall be appointed by the Board of Directors and shall be comprised of two or more Directors (as determined from time to time by the Board of Directors), each of whom shall meet the independence requirements of the applicable nationally traded stock exchange. At least one member of the Audit Committee shall have accounting or related financial management expertise and each member of the Audit Committee shall be financially literate, as such qualifications are interpreted by the Board of Directors in its business judgment. No member of the Audit Committee shall receive any compensation from the Company other than director’s fees and fees for attending Committee meetings. No member of the Audit Committee shall serve on more than three public company audit committees without the prior approval of the Board of Directors.

Authority

The Audit Committee can retain special legal, accounting or other consultants to advise it. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee can authorize payments (1) to the independent accounting firm for performance of the audit and (2) of any charges of advisers employed by the Audit Committee.

Responsibilities

The Audit Committee is directly responsible for oversight of the Company’s independent accountants in connection with the preparation or issuing of an audit report or related work. In this capacity, the Audit Committee is directly responsible for the following:

1.	Oversight of all work of the independent accountants including resolution of any disagreements between the public accountants and management.

2.

The appointment or removal of the independent accountants. The appointment may be by way of designation of the independent accountant to be proposed for shareholder ratification at a meeting of shareholders.

3.	The compensation of the independent accountants including authorization and approval of their fees and the terms and conditions of their engagement letter.
4.	The independent accountants will report directly to the Audit Committee.

The Independent Accountants

The Audit Committee shall obtain confirmation and assurance as to the independent accountants’ independence and compliance with Section 10A of the Securities Exchange Act of 1934. In this connection, the Audit Committee shall pre-approve all audit and non-audit services performed by the independent accountants for the Company provided, however, that no service in the following categories shall be pre-approved:

1.	Bookkeeping or other services related to the accounting records or financial statements of the Company;
2.	Financial information systems design and implementation;
3.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
4.	Actuarial services;
5.	Internal audit outsourcing services;
6.	Management functions or human resources;
7.	Broker or dealer, investment adviser, or investment banking services;
8.	Legal services and expert services unrelated to the audit; and
9.	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible for an accounting firm that audits the Company’s financial statements.

The prohibition on pre-approval shall not apply to a service specifically exempted by the Public Company Accounting Oversight Board.

The pre-approval requirement may be waived with respect to the provision of a non-audit service if: (i) the service is not in a category ineligible for pre-approval; (ii) the aggregate amount of all such services is less than 5% of the total payments by the Company to the independent accountant during the fiscal year in which the non-audit service is provided; (iii) such service is not recognized by the Company at the time of engagement to be a non-audit service and such service is promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

Any approval by the Audit Committee of a non-audit service shall be communicated promptly to the Chief Executive Officer or Chief Financial Officer so that it may be disclosed to investors in the next periodic report filed pursuant to Section 13 of the Exchange Act.

The Audit Committee may delegate to one or more of its designated members the authority to grant pre-approvals of non-audit services. Decisions of any member to whom authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

The Audit Committee shall receive attestations and reports from the independent accountants on the assessment made by the management of the Company of the effectiveness of the internal control structures and procedures of the Company for financial reporting. Such attestations shall not be the subject of a separate engagement. The Audit Committee shall periodically review with the independent accountants and the Company’s internal auditor the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

The independent accountants shall report periodically to the Audit Committee (1) all critical accounting policies and practices to be used by the Company; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, the ramifications of the use of such alternative treatments and the treatment preferred by the independent accountant; and (3) all other material, written communications between the independent accountants and management of the Company, such as any management letter or schedule of unadjusted differences. These matters shall be reported to the Audit Committee in a timely manner to facilitate its review of the Company’s annual and quarterly statements.

At least annually, the Audit Committee shall obtain and review a report by the independent accountants describing: the independent accountant’s internal quality control procedure; any material issues raised by the most recent quality control review or review by the Public Company Accounting Oversight Board of the independent accountant or any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the firm, any steps taken to deal with such issues and any rotation of the lead audit partner as required by law.

Annual Audited Financial Statements

The Audit Committee shall review the Company’s annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee shall:

1.	Discuss with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.
2.	Discuss with the independent accountants the matters relating to the conduct of the audit that are required to be discussed by Statement on Auditing Standards

(“SAS”) No. 61, as amended by SAS No. 90, and as may be further modified or supplemented, including the following:

(a)

The level of responsibility assumed by the independent accountants under Generally Accepted Accounting Principles regarding the Company’s internal control structure and whether the financial statements are free from material misstatement.

	(b)	The quality of the accounting principles used in financial reporting.
	(c)	Changes in accounting or auditing policies or their application, including resolution of any significant reporting or operational issues affecting the financial statements.
	(d)	The existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.
(e)

Any adjustments arising from and any problems encountered in the course of the independent accountant’s audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any internal control recommendation letter provided by the independent accountants, and management’s response to such letter.

(f)

The independent accountant’s responsibility for information prepared by management of the Company that accompanies the Company’s financial statements and information in documents containing audited financial statements of the Company, any procedures performed with respect thereto and the results.

	(g)	The independent accountant’s views about significant auditing and accounting matters that were the subject of the Company’s consultation with other accountants.
(h)

Any major issues that were discussed between the Company’s management and the independent accountants in connection with the initial or recurring retention of such accountants, including, among other matters, any discussions regarding accounting principles and auditing standards.

3.	Recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K.

Quarterly Financial Statements

The Audit Committee shall review with management and the independent accountants the Company’s quarterly financial statements in advance of quarterly earnings releases, including those matters described in SAS 61 identified during the interim financial review, if applicable, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” contained in periodic reports filed with the SEC. The Audit Committee shall discuss with management earnings press releases and earnings guidance provided to analysts, if any.

Miscellaneous

In furtherance of the foregoing responsibilities, the Audit Committee shall:

1.	Review, evaluate and report to the Board at least annually on the performance of the independent accountants and the internal auditor.
2.	Meet at least quarterly in separate executive session with each of the chief financial officer, the internal auditor and the independent accountants.
3.

Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.

Review with management and the independent accountants any correspondence with regulatory or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.

Review periodically with the Company’s Chief Executive Officer or Chief Financial Officer (i) legal and regulatory matters which may have a material affect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

6.	Discuss with the Company’s management policies with respect to risk assessment and risk management.
7.	Set hiring policies for employees or former employees of the independent accountant.
8.	Report regularly to the Board of Directors with respect to Audit Committee activities.
9.	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.
10.	Review and reassess, at least annually the performance of the Audit Committee, the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is management’s responsibility to prepare the Company’s financial statements and to determine that such financial statements are complete, accurate and in accordance with generally accepted accounting principles. It is the responsibility of the independent auditors to plan and conduct audits and to assist management in determining that the financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor, except as expressly set forth herein, is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company’s corporate policies.